                                                                   EXHIBIT 10.9










                          SIGNAL PHARMACEUTICALS, INC.



                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT



                                SEPTEMBER 9, 1997

                                TABLE OF CONTENTS

1.      REGISTRATION RIGHTS.................................................................2

        1.1    Definitions..................................................................2
        1.2    Request for Registration.....................................................3
        1.3    Company Registration.........................................................4
        1.4    Obligations of the Company...................................................5
        1.5    Furnish Information..........................................................6
        1.6    Expenses of Demand Registration..............................................6
        1.7    Expenses of Company Registration.............................................7
        1.8    Underwriting Requirements....................................................7
        1.9    Delay of Registration........................................................8
        1.10   Indemnification..............................................................8
        1.11   Reports Under Securities Exchange Act of 1934...............................11
        1.12   Form S-3 Registration.......................................................11
        1.13   Assignment of Registration Rights...........................................13
        1.14   Limitations on Subsequent Registration Rights...............................13
        1.15   "Market Stand-Off" Agreement................................................13
        1.16   Termination of Registration Rights..........................................14

2.      COVENANTS OF THE COMPANY...........................................................15

        2.1    Delivery of Financial Statements............................................15
        2.2    Inspection..................................................................15
        2.3    Right of First Offer........................................................15

3.      MISCELLANEOUS......................................................................17

        3.1    Successors and Assigns......................................................17
        3.2    Governing Law...............................................................17
        3.3    Counterparts................................................................17
        3.4    Titles and Subtitles........................................................17
        3.5    Notices.....................................................................17
        3.6    Expenses....................................................................18
        3.7    Amendments and Waivers......................................................18
        3.8    Severability................................................................18
        3.9    Aggregation of Stock........................................................18
        3.10   Termination of Prior Agreement..............................................18
        3.11   Regulated Financial Institutions Compliance Obligations.....................18


SCHEDULE A - Schedule of New Investors
SCHEDULE B - Schedule of Existing Investors




                                       i.

                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT


        THIS AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT (this "Agreement") is made as of the 9th day of September, 1997, by and between Signal Pharmaceuticals, Inc., a California corporation (the "Company"), the investors listed on Schedule A hereto, each of which is herein referred to as a "New Investor;" a majority of the holders of Series A, Series B and Series C Preferred Stock listed on Schedule B hereto (the "Existing Investors"); and Tanabe Seiyaku Co., Ltd. ("Tanabe").

                                    RECITALS

        WHEREAS, the Existing Investors hold shares of the Company's Series A, Series B and/or Series C Preferred Stock, respectively, and Tanabe holds shares of the Company's Series D Preferred Stock; and together, the Existing Investors and Tanabe possess certain registration rights, information rights, rights of first offer, and other rights pursuant to an existing Amended and Restated Investors' Rights Agreement dated as of March 31, 1996 between the Company and such Existing Investors and Tanabe (the "Prior Agreement"); and

        WHEREAS, the Existing Investors and Tanabe are holders of more than 50% of the Registrable Securities of the Company (as defined in the Prior Agreement), and, in order to induce the New Investors to enter into the Series E Preferred Stock Purchase Agreement by and between the Company and each of the New Investors and dated as of the date hereof (the "Series E Stock Purchase Agreement"), the Company, the Existing Investors and Tanabe desire to terminate the Prior Agreement in its entirety and to accept the rights created pursuant hereto in lieu of the rights granted to them under the Prior Agreement, with such Prior Agreement being superseded, rendered void and replaced in its entirety with this Agreement; and

        WHEREAS, the Company wishes to sell to the New Investors shares of its Series E Preferred Stock pursuant to the Series E Stock Purchase Agreement, and in connection therewith, desires to grant certain rights to the New Investors set forth in this Agreement, and the New Investors wish to receive such rights.



                                       1.
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NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

1.      REGISTRATION RIGHTS. The Company covenants and agrees as follows:

        1.1    DEFINITIONS. For purposes of this Section 1:

               (a) The term "Act" means the Securities Act of 1933, as amended.

               (b) The term "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document;

               (c) The term "Registrable Securities" means the Investor Registrable Securities and the Tanabe Registrable Securities.

               (d) The term "Investor Registrable Securities" means (1) the Common Stock issuable or issued upon conversion of any Series A Preferred Stock,
(2) the Common Stock issuable or issued upon conversion of any Series B Preferred Stock, (3) the Common Stock issuable or issued upon conversion of any Series C Preferred Stock, (4) the Common Stock issuable or issued upon conversion of any Series E Preferred Stock, and (5) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series E Preferred Stock or Common Stock issuable or issued upon conversion thereof, excluding in all cases, however, any Investor Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned;

               (e) The term "Tanabe Registrable Securities" means (1) the Common Stock issuable or issued upon conversion of any Series D Preferred Stock, and
(2) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Series D Preferred Stock, excluding in all cases, however, any Tanabe Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned;

               (f) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock then outstanding, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities, which are Registrable Securities.



                                       2.

               (g) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with
Section 1.13 hereof; and

               (h) The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the Securities and Exchange Commission ("SEC") which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

               (i) The term "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

        1.2    REQUEST FOR REGISTRATION.

               (a) If the Company shall receive at any time after the earlier of
(i) August 1, 1997, or (ii) one (1) year after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction), a written request from the Holders of at least 40% of the Registrable Securities then outstanding that the Company file a registration statement under the Act covering the registration of the Registrable Securities with an anticipated aggregate offering price, net of underwriting discounts and commissions, of at least $2,000,000, then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of subsection 1.2(b), effect as soon as practicable, and in any event shall use its best efforts to effect within 60 days of the receipt of such request, the registration under the Act of all Registrable Securities which the Holders request to be registered within twenty (20) days of the mailing of such notice by the Company in accordance with paragraph 3.5.

               (b) If the Holders initiating the registration request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter or underwriters will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to



                                       3.

distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 1.2, if the underwriter or underwriters advise the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

               (c) The Company is obligated to effect only two (2) such registrations pursuant to this Section 1.2.

               (d) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than 60 days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve month period.

        1.3 COMPANY REGISTRATION. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder of Investor Registrable Securities written notice of such registration. Upon the written request of each Holder of Investor Registrable Securities given within twenty (20) days after mailing of such notice by the Company in accordance with Section 3.5, the Company shall, subject to the provisions of Section 1.8, cause to be registered under the Act all of the Investor Registrable Securities that each such Holder has requested to be registered.



                                       4.

        1.4 OBLIGATIONS OF THE COMPANY. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

               (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days.

               (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

               (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

               (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions unless the Company is already subject to service in such jurisdiction and except as may be required under the Act.

               (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

               (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

               (g) Cause all such Registrable Securities registered pursuant hereto to be listed on each securities exchange or over-the-counter market on which similar securities issued by the Company are then listed.



                                       5.

               (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereto and a CUSIP number for all such Registrable Securities, in each case not later than the effective date for such Registration.

               (i) Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

        1.5    FURNISH INFORMATION.

               (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

               (b) The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.12 if, due to the operation of subsection 1.5(a), the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in subsection 1.2(a) or subsection 1.12(b)(2), whichever is applicable.

        1.6 EXPENSES OF DEMAND REGISTRATION. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to



                                       6.

Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses pro rata based on the number of shares to be registered by participating Holders), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2; provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.2.

        1.7 EXPENSES OF COMPANY REGISTRATION. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Investor Registrable Securities with respect to the registrations pursuant to Section 1.3 for each Holder (which right may be assigned as provided in Section 1.13), including (without limitation) all registration, filing, and qualification fees, printers' and accounting fees relating or apportionable thereto and the reasonable fees and disbursements of one counsel for the selling Holders selected by them, but excluding underwriting discounts and commissions relating to the Investor Registrable Securities.

        1.8 UNDERWRITING REQUIREMENTS. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Investor Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Investor Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders) but in no event shall (i) the amount of securities of the selling Holders included in the offering be reduced unless no other shareholder's securities are included, or (ii) in any event, the amount of securities of the selling Holders included in the offering be reduced below twenty-five percent (25%) of the total amount of securities included in such offering, unless such offering is the initial public offering of



                                       7.

the Company's securities in which case the selling shareholders may be excluded if the underwriters make the determination described above and no other shareholder's securities are included or (iii) notwithstanding (i) and (ii) above, any shares being sold by a shareholder exercising a demand registration right similar to that granted in Section 1.2 be excluded from such offering. For purposes of the preceding parenthetical concerning apportionment, for any selling shareholder which is a Holder of Investor Registrable Securities and which is a partnership, corporation, or limited liability company, the partners, retired partners, shareholders and members of such Holder, or the estates and family members of any such partners, retired partners and members and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling shareholder," and any pro rata reduction with respect to such "selling shareholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling shareholder," as defined in this sentence.

        1.9 DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

        1.10 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this Section 1:

               (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, or the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, or the 1934 Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company



                                       8.

(which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

               (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, or the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 1.10(b) exceed the gross proceeds from the offering received by such Holder.

               (c) The foregoing indemnity agreements of the Company and Holders are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any indemnified party if a copy of the Final Prospectus was furnished to such indemnified party and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such Final Prospectus is required to be delivered under the Securities Act if such loss, claim or damage would have been avoided had the indemnified party furnished the Final Prospectus to such person.

               (d) Promptly after receipt by an indemnified party under this
Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any



                                       9.

indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

               (e) If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

               (f) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

               (g) The obligations of the Company and Holders under this Section
1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.



                                      10.

        1.11 REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

               (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

               (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

               (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

               (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

        1.12 FORM S-3 REGISTRATION. In case the Company shall receive (a) from any Holder or Holders of Registrable Securities at any time after the date two
(2) years after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction) a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:



                                      11.

               (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

               (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this section 1.12: (1) if Form S-3 is not available for such offering by the Holders; (2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $500,000; (3) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 60 days after receipt of the request of the Holder or Holders under this Section 1.12; provided, however, that the Company shall not utilize this right more than once in any twelve month period; (4) if the Company has, within the twelve (12) month period preceding the date of such request, already effected a registration on Form S-3 for the Holders pursuant to this Section 1.12; or (5) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required under the Act.

               (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All expenses incurred in connection with a registration requested pursuant to Section 1.12, including (without limitation) all registration, filing, qualification, printer's and accounting fees and the reasonable fees and disbursements of one counsel for the selling Holder or Holders and counsel for the Company, but excluding any underwriters' discounts or commissions associated with Registrable Securities, shall be borne by the Company. Registrations effected pursuant to this Section 1.12 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3, respectively.



                                      12.

        1.13 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities who, after such assignment or transfer, holds at least twenty percent (20%) of the shares of Registrable Securities originally purchased by such Holder (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership or limited liability company who are partners, retired partners or members of such partnership or limited liability company (including spouses and ancestors, lineal descendants and siblings of such partners or members or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership or limited liability company; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this
Section 1.

        1.14 LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 1.2, 1.3 or 1.12 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 1.2(a) or within one hundred eighty (180) days of the effective date of any registration effected pursuant to Section 1.2.

        1.15 "MARKET STAND-OFF" AGREEMENT. Each Investor hereby agrees that, during the period of duration specified by the Company and an underwriter of common stock or other securities of the Company (not to exceed 180 days), following the effective date of a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to



                                      13.

purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except common stock included in such registration; provided, however, that:

               (a) such agreement shall be applicable only to the first such registration statement of the Company which covers common stock (or other securities) to be sold on its behalf to the public in an underwritten offering; and

               (b) all officers and directors of the Company and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements.

                In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Investor (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

        1.16 TERMINATION OF REGISTRATION RIGHTS. No Holder shall be entitled to exercise any right provided for in this Section 1 (i) after seven (7) years following the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the initial firm commitment underwritten offering of its securities to the general public, or
(ii) on the closing of the first Company-initiated registered public offering of Common Stock of the Company if all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any 90-day period, or on such date after the closing of the first Company-initiated registered public offering of Common Stock of the Company as all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any 90-day period.







                                      14.

2.      COVENANTS OF THE COMPANY.

        2.1 DELIVERY OF FINANCIAL STATEMENTS. The Company shall deliver to each Investor as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of shareholder's equity as of the end of such year, and a schedule as to the sources and applications of funds for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with U.S. generally accepted accounting principles ("GAAP"), and audited and certified by independent public accountants of nationally recognized standing selected by the Company. In addition, the Company shall promptly deliver to each Investor each Board of Directors' approved financial plan for the next fiscal year, including delivery of all modifications, revisions or financial plans subsequently approved by the Board of Directors.

        2.2 INSPECTION. The Company shall permit each Investor, at such Investor's expense, to visit and inspect the Company's properties, to examine its books and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by such Investor.

        2.3 RIGHT OF FIRST OFFER. Subject to the terms and conditions specified in this paragraph 2.3, the Company hereby grants to each Major Investor (as hereinafter defined) a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For purposes of this Section 2.3, a Major Investor shall mean any Investor who holds not less than 100,000 shares of Series A, Series B, Series C or Series E Preferred Stock in the aggregate. For purposes of this Section 2.3, Investor includes any general partners and affiliates of an Investor. An Investor shall be entitled to apportion the right of first offer hereby granted it among itself and its partners and affiliates in such proportions as it deems appropriate.

        Each time the Company proposes to sell any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock ("Shares"), the Company shall first make an offering of such Shares to each Major Investor in accordance with the following provisions:

               (a) The Company shall deliver a notice ("Notice") to the Major Investors by certified mail or courier of international reputation stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

               (b) By written notification received by the Company, within 20 calendar days after giving of the Notice, the Major Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares which



                                      15.

equals the proportion that the number of shares of common stock issued and held, or issuable upon conversion of the Series A, Series B, Series C and Series E Preferred Stock then held, by such Major Investor bears to the total number of shares of common stock of the Company then outstanding (assuming full conversion and exercise of all convertible or exercisable securities) (the "Pro Rata Share"). The Company shall promptly, in writing, inform each Major Investor which purchases all the shares available to it ("Fully-Exercising Investor") of any other Major Investor's failure to do likewise. During the ten-day period commencing after such information is given, each Fully-Exercising Investor shall be entitled to obtain that portion of the Shares for which Major Investors were entitled to subscribe but which were not subscribed for by the Major Investors which is equal to the proportion that the number of shares of common stock issued and held, or issuable upon conversion of Series A, Series B, Series C and Series E Preferred Stock then held, by such Fully-Exercising Investor bears to the total number of shares of common stock issued and held, or issuable upon conversion of the Series A, Series B, Series C and Series E Preferred Stock then held, by all Fully-Exercising Investors who wish to purchase some of the unsubscribed shares.

               (c) After giving Notice, the Company may, during the 30-day period following the expiration of the 20-day period provided in subsection 2.3(b) hereof, offer the unsubscribed portion of such Shares (including both those Shares that the Investors were entitled to purchase but chose not to purchase and those Shares that the Investors were not entitled to purchase) to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such 30-day period, or if such agreement is not consummated within 60 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Major Investors in accordance herewith.

               (d) The right of first offer in this paragraph 2.3 shall not be applicable (i) to the issuance or sale of shares of common stock or preferred stock (or options therefor) to employees, directors or consultants for the primary purpose of soliciting or retaining their services, provided that such issuances or sales are first approved by the Company's Board of Directors, (ii) to or after consummation of a bona fide, firmly underwritten public offering of shares of common stock, registered under the Act pursuant to a registration statement on Form S-1, at an offering price of at least $5.00 per share (appropriately adjusted for any stock split, dividend, combination or other recapitalization) and $15,000,000 in the aggregate, (iii) to the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities (iv) to the issuance of securities in connection with a stock split, stock dividend or other recapitalization of the Company, (v) to the issuance of securities in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, (vi) to the issuance of securities



                                      16.

approved by the Company's Board of Directors in connection with a transaction with a corporation or other third party which is not primarily in the business of making equity investments that also involves other strategic elements such as, but not by way of limitation, a joint marketing agreement, a license agreement, or a technology development agreement, (vii) to the issuance of stock, warrants or other securities or rights in connection with equipment leasing or bank financing transactions provided such issuances are for other than primarily equity financing purposes, or (viii) to the issuance of stock, warrants or other securities or rights in connection with a bona fide research and development financing transaction with universities and other research institutions upon the approval of the Board of Directors.

3.      MISCELLANEOUS.

        3.1 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock or any Common Stock issued upon conversion thereof). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

        3.2 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

        3.3 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        3.4 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

        3.5 NOTICES. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery or delivery by courier to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on Schedule A hereto, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.



                                      17.

        3.6 EXPENSES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

        3.7 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding; provided, however, that in no event shall any Investor be treated in any respect which is adverse from the treatment of any other Investor hereunder except with the prior written consent of such Investor. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company. In the event of the exercise of a demand registration right pursuant to
Section 1.2 hereof, any amendment of Section 1.15 hereof shall only be effective if approved by a majority of the nonparticipating Holders in such registration.

        3.8 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

        3.9 AGGREGATION OF STOCK. All shares of the Preferred Stock held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

        3.10 TERMINATION OF PRIOR AGREEMENT. The Company, the Existing Investors and Tanabe, are holders of at least a majority of the "Registrable Securities" (as defined in the Prior Agreement), and hereby agree that all rights granted and covenants made under the Prior Agreement are hereby waived, released and terminated in their entirety and shall have no further force or effect whatsoever. The rights and covenants provided herein set forth the sole and entire agreement between the Company and the Investors with respect to the subject matter hereof.

        3.11 REGULATED FINANCIAL INSTITUTIONS COMPLIANCE OBLIGATIONS. Nothing contianed in this Agreement shall diminish the continuing obligations of any financial institution to comply with applciable requirements of law that such financial institution maintain responsiblity for the disposition of, and control over, its admitted assets, investments and property, including (without limiting the generality of the foregoing) the provisions of Section 1411(b) of the New York Insurance Law, as amended, and as hereinafter from time to time in effect.



                                      18.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                       SIGNAL PHARMACEUTICALS, INC.



                                       By:
                                           -------------------------------------
                                                 Alan J. Lewis, President



                                       INVESTORS:

                                       ARES-SERONO S.A.


                                       By:
                                           -------------------------------------
                                       Its:
                                            ------------------------------------


                                       BIOCENTIVE


                                       By:
                                           -------------------------------------
                                       Its:
                                            ------------------------------------


                                       FINSBURY WORLDWIDE PHARMACEUTICAL
                                       TRUST, PLC


                                       By:
                                           -------------------------------------
                                       Its:
                                            ------------------------------------


                                       LOMBARD ODIER IMMUNOLOGY FUND


                                       By:
                                           -------------------------------------
                                       Its:
                                            ------------------------------------


                      SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT

                                       NEUROSCIENCE PARTNERS LIMITED PARTNERSHIP


                                       By:
                                           -------------------------------------
                                       Its:
                                            ------------------------------------


                                       NEW YORK LIFE INSURANCE COMPANY


                                       By:
                                           -------------------------------------
                                       Its:
                                            ------------------------------------


                                       PHARMA/WHEALTH


                                       By:
                                           -------------------------------------
                                       Its:
                                            ------------------------------------

                                       THE HEALTH CARE AND BIOTECHNOLOGY
                                       VENTURE FUND


                                       By:
                                           -------------------------------------
                                       Its:
                                            ------------------------------------


                                       BAYVIEW INVESTORS LTD.


                                       By:
                                           -------------------------------------
                                       Its:
                                            ------------------------------------


                      SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT

                                       VENROCK ASSOCIATES


                                       By:
                                           -------------------------------------
                                       Its:
                                            ------------------------------------


                                       VENROCK ASSOCIATES II, L.P.


                                       By:
                                           -------------------------------------
                                       Its:
                                            ------------------------------------


                                       KLEINER PERKINS CAUFIELD & BYERS VI


                                       By:
                                           -------------------------------------
                                       Its:
                                            ------------------------------------


                                       ACCEL INVESTORS `93 L.P.


                                       By:
                                           -------------------------------------
                                       Its:
                                            ------------------------------------


                                       ACCEL IV L.P.


                                       By:
                                           -------------------------------------
                                       Its:
                                            ------------------------------------


                                       ACCEL JAPAN L.P.


                                       By:
                                           -------------------------------------
                                       Its:
                                            ------------------------------------


                      SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT

                                       ACCEL KEIRETSU L.P.


                                       By:
                                           -------------------------------------
                                       Its:
                                            ------------------------------------


                                       ELLMORE C. PATTERSON PARTNERS


                                       By:
                                           -------------------------------------
                                       Its:
                                            ------------------------------------


                                       PROSPER PARTNERS


                                       By:
                                           -------------------------------------
                                       Its:
                                            ------------------------------------


                                       INTERWEST INVESTORS V


                                       By:
                                           -------------------------------------
                                       Its:
                                            ------------------------------------


                                       INTERWEST PARTNERS V


                                       By:
                                           -------------------------------------
                                       Its:
                                            ------------------------------------


                                       OXFORD BIOSCIENCE PARTNERS (ADJUNCT) L.P.


                                       By:
                                           -------------------------------------
                                       Its:
                                            ------------------------------------


                      SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT

                                       OXFORD BIOSCIENCE PARTNERS (BERMUDA) L.P.


                                       By:
                                           -------------------------------------
                                       Its:
                                            ------------------------------------


                                       OXFORD BIOSCIENCE PARTNERS L.P.


                                       By:
                                           -------------------------------------
                                       Its:
                                            ------------------------------------


                                       SECOND VENTURES II, L.P.


                                       By:
                                           -------------------------------------
                                       Its:
                                            ------------------------------------


                                       U.S. VENTURES PARTNERS IV, L.P.


                                       By:
                                           -------------------------------------
                                       Its:
                                            ------------------------------------


                                       USVP ENTREPRENEUR PARTNERS II, L.P.


                                       By:
                                           -------------------------------------
                                       Its:
                                            ------------------------------------


                                       HARRY F. HIXSON, JR. SEPARATE PROPERTY
                                       TRUST, DATED DECEMBER 15, 1995


                                       By:
                                           -------------------------------------
                                       Its:
                                            ------------------------------------


                      SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT

                                       VERTICAL FUND ASSOCIATES, L.P.


                                       By:
                                           -------------------------------------
                                       Its:
                                            ------------------------------------


                                       LEHMAN BROTHERS


                                       By:
                                           -------------------------------------
                                       Its:
                                            ------------------------------------


                                       HAMBRECHT & QUIST


                                       By:
                                           -------------------------------------
                                       Its:
                                            ------------------------------------


                                       ROBERTSON, STEPHENS & COMPANY


                                       By:
                                           -------------------------------------
                                       Its:
                                            ------------------------------------







                      SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT

                                   SCHEDULE A

                       TO THE INVESTORS' RIGHTS AGREEMENT



Ares-Serono S.A.
c/o Ares Services S.A.
Attn:  Leon R. Bushara
15bis Chemin des Mines
1202 Geneva
Switzerland

BioCentive
c/o Mesco Ltd.
Attn:  Joel R. Mesznik
122 East 42nd Street
49th Floor
New York, NY  10168

Finsbury Worldwide
Pharmaceutical Trust, plc
c/o Finsbury Asset Management
Attn:  Barbara Macaulay
Alderman's House
Alderman's Walk
London EC2M 3XR
England

Lombard Odier Immunology Fund
c/o Lombard Odier & Cie
Attn:  Mlle. Laurence Mauron
11, rue de la Corraterie
1204 Geneva
Switzerland

Neuroscience Partners Limited Partnership
Attn:  Michael Callaghan
100 International Boulevard
Etobicoke, Ontario
Canada  M9W 6J6



                                       A-1.

New York Life Insurance Company
Attn:  Dominique Semon
51 Madison Avenue
New York, NY  10010

PHARMA/wHEALTH
c/o. Mehta and Isaly
Attn:  Mr. Samuel D. Isaly
41 Madison Avenue
40th Floor
New York, NY  10010

The Health Care and Biotechnology Venture Fund
Attn:  Micahel Callaghan
100 International Boulevard
Etobicoke, Ontario
Canada  M9W 6J6

Bayview Investors Ltd.
c/o Robertson Stephens & Co.
Attn:  John Coquia
555 California Street
Suite 2600
San Francisco, CA  94104

Venrock Associates
Venrock Associates II, L.P.
Attn:  Patrick F. Latterell
One Maritime Plaza, Suite 1919
San Francisco, CA  94111

Kleiner Perkins Caufield & Byers VI
Attn:  Brook H. Byers
2750 Sand Hill Road
Menlo Park, CA  94025

Accel Investors `93 L.P.
Accel IV L.P.
Accel Japan L.P.
Accel Keiretsu L.P.
Ellmore C. Patterson Partners



                                      A-2.

Prosper Partners
Attn:  Luke B. Evnin, Ph.D.
One Embarcadero Center, Suite 3820
San Francisco, CA  94111

InterWest Investors V
InterWest Partners V
Attn:  Arnold Oronsky, Ph.D.
3000 Sand Hill Road
Building 3, Suite 255
Menlo Park, CA  94025

Oxford Bioscience Partners (Adjunct) L.P.
Oxford Bioscience Partners (Bermuda) L.P.
Oxford Bioscience Partners L.P.
Attn:  Edmund M. Olivier
650 Town Center Drive, Suite 810
Costa Mesa, CA  92626

Second Ventures II, L.P.
U.S. Venture Partners IV, L.P.
USVP Entrepreneur Partners II, L.P.
Attn:  Philip M. Young
2180 Sand Hill Road, Suite 300
Menlo Park, CA  94025

Harry F. Hixson, Jr. Separate Property Trust, Dated December 15, 1995
Attn:  Harry F. Hixson, Ph.D.
c/o Neuroscience Biosciences Inc.
3050 Science Park Road
San Diego, CA  92121-1102

Vertical Fund Associates, L.P.
Attn:  John Runnells
18 Bank Street
Summit, NJ  07901

Lehman Brothers
3 World Financial Center
New York, NY  10285



                                      A-3.

Hambrecht & Quist
One Bush Street
San Francisco, CA  94104


Robertson, Stephens & Company
555 California Street
Suite 2600
San Francisco, CA  94104










                                      A-4.

                                   SCHEDULE B

                       TO THE INVESTORS' RIGHTS AGREEMENT



         Accel IV L.P.

         Accel Investors `93 L.P.

         Accel Japan L.P.

         Accel Keiretsu L.P.

         Carl D. Carman

         Mark D. Carman

         Fred H. Gage Trust

         Harry F. Hixson, Jr. Separate Property Trust, Dated December 15, 1995

         Georgiana B. Hixson

         InterWest Partners V

         InterWest Investors V

         Kleiner Perkins Caufield & Byers VI

         KPCB VI Founders Fund

         Matthew A. Megaro

         Oxford Bioscience Partners L.P.

         Oxford Bioscience Partners (Adjunct) L.P.

         Oxford Bioscience Partners (Bermuda) Limited Partnership

         Ellmore C. Patterson Partners

         Prosper Partners

         Second Ventures II, L.P.

         U.S. Venture Partners IV, L.P.

         USVP Entrepreneur Partners II, L.P.

         Venrock Associates

         Venrock Associates II, L.P.

         Inder Verma

         Vertical Medical Partners, L.P.









                                      B-2